                                                                      EXHIBIT 10

                              SETTLEMENT AGREEMENT

         This Settlement Agreement (hereafter "Agreement") is effective as of the date executed below by and between Ecast, Inc. ("Ecast"), a Delaware corporation having its principal place of business at 500 3rd Street, Suite 510, San Francisco, California 94107 and TouchTunes Music Corporation ("TouchTunes"), a Nevada corporation, having its principal place of business at 3 Commerce Place, 4th Floor, Nun's Island (Montreal), Quebec H3E 1H7, Canada.

                                    RECITALS

         WHEREAS, TouchTunes is the owner of the entire right, title and interest in United States Patent No. 6,308,204 (the "'204 patent");

         WHEREAS, Ecast is the owner of certain intellectual property rights in United States Patent No. 5,341,350 (the "'350 patent"), including the right to sublicense the `350 patent, by virtue of a license agreement between Ecast and the record owner of the '350 patent, NSM Music Group Limited ("NSM Gp");

         WHEREAS, on December 21, 2001, Ecast filed a "First Amended Complaint for Declaratory Relief of Patent Non-Infringement and/or Invalidity, Intentional Interference with Contract; Unfair Competition" against TouchTunes in the United States District Court for the Northern District of California, civil action C01-4298 PJH;

         WHEREAS, on January 10, 2002, TouchTunes filed an answer and counterclaims in response to Ecast's first amended complaint, alleging infringement of the '204 patent by Ecast and by third party Rowe International Inc., a Michigan corporation having its principal place of business in Grand Rapids, Michigan;

         WHEREAS, on December 3, 2003, Ecast filed suit against TouchTunes for infringement of the '350 patent in the United States District Court for the Northern District of California, civil action No. C03-5416 PJH;

         WHEREAS, on January 6, 2004, TouchTunes filed an answer and counterclaims in civil action C03-5416 alleging infringement of the '204 patent against Ecast and Rock-Ola Manufacturing Corporation, a Delaware corporation having its principal place of business at 2335 208th Street, Torrance, California 90501 ("Rock-Ola").

         WHEREAS, TouchTunes and Ecast desire to settle and dismiss all of the pending patent litigations between them relating to the '204 and '350 patents; and

         WHEREAS, TouchTunes and Ecast each desire to obtain a non-exclusive license to make, have made, use, sell and offer to sell the inventions described and claimed in the respective '204 and '350 patents.

         NOW, THEREFORE, in consideration of the promises and mutual covenants set forth below, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

                                     PART I
                      SETTLEMENT OF ALL PENDING LITIGATIONS

         1.1 Within five (5) business days following execution of this Agreement, Ecast and TouchTunes will file a joint stipulated dismissal with prejudice under Federal Rules of Civil Procedure 42(a)(1) and 42(a)(c) of all claims and counterclaims asserted by either party in civil action Nos. C01-4298 PJH and C03-5416 PJH, with each party to bear its own costs. Ecast and TouchTunes agree to take any and all other necessary steps to terminate the litigations involving the '204 and '350 patents. Within five (5) business days following execution, Ecast will also withdraw the Petition for Writ of Mandamus it filed in the U.S. Court of Appeal for the Federal Circuit on April 20, 2004.

                           CONSIDERATION AND PAYMENTS

         2.1 Ecast agrees to pay TouchTunes $4.00 million as full and final settlement of the pending litigations between the parties. The settlement amount is due and payable as of the date of this Agreement. However, Ecast may pay the settlement amount in the manner set forth in Paragraphs 2.2 through 2.5 below.

         2.2 Within 24 hours of the execution of this Agreement, Ecast shall pay TouchTunes an initial payment of $500,000, paid to TouchTunes by either certified check or bank draft.

         2.3 Ecast shall also make ongoing payments to TouchTunes of $0.0050 (50/100 of a United States cent) for each play of any song on any device, including digital jukeboxes, operating on any Ecast network or powered by Ecast ("Ecast Device") until the full amount of the settlement ($4.00 million) has been satisfied. This ongoing payment applies to all songs played on any Ecast Device, i.e., regardless of whether an end customer pays for the song. The accrued payments under this Paragraph shall be paid by Ecast on a quarterly basis within thirty (30) days after the end of each quarter, namely within thirty (30) days after March 31, June 30, September 30 and December 31, provided that the first payment be made thirty (30) days after June 30, 2004. Each payment must be accompanied by a report having sufficient detail to determine the combined total number of songs played on all Ecast Devices. Each report shall include a certification of accuracy by Ecast's Chief Financial Officer.

         2.4 TouchTunes shall have the right, upon not less than thirty (30) days' written notice, to have made available to an independent auditor, solely for the purpose of examining and making copies thereof, all of Ecast's relevant books and records for the purpose of verifying the accuracy of Ecast's statements hereunder. Such examination shall occur during normal business hours and at the place where Ecast normally maintains such books and records. TouchTunes shall have the right to conduct such audit once during each calendar year at TouchTunes' sole cost and expense; provided, however, that in the event that any such examination reveals a verified underpayment to TouchTunes of more than five (5%) percent, the reasonable costs and expenses of such examination shall be borne by Ecast.

         2.5 Notwithstanding the payments set forth in Paragraph 2.3, Ecast shall pay to TouchTunes a minimum payment of $100,000 per quarter ($400,000 per calendar year) until the full amount of the settlement ($4.00 million) has been satisfied. However, Ecast is required to make only three quarterly payments for the year 2004. The minimum payment of $100,000 per quarter is in lieu of the per-play payments should the per-play payments not reach $100,000 in a particular quarter.

         2.6 When the total payments under this Agreement reach $4.00 million (through minimum payments and/or accrued payments), no further payments under this Agreement will be due to TouchTunes.

         2.7 Ecast and TouchTunes agree that all payments due from Ecast under this Agreement shall be made in United States currency and shall be subject to a Security Agreement executed by the parties on or before the Effective Date of this Agreement in the form attached hereto as Exhibit "A."

         2.8 Interest shall accrue on any late payment by Ecast under this Agreement at a rate corresponding to the United States prime rate plus three percent, compounded monthly.

                                     PART II
                           CROSS PATENT LICENSE GRANTS

         3.1 TouchTunes hereby grants to Ecast a non-exclusive, non-transferable license to use, make, have made, sell, offer to sell, import and distribute digital jukebox systems covered by the '204 patent, including any continuation, continuation-in-part or divisional applications based upon the '204 patent, and any reissued or reexamined patent based upon the '204 patent.

         3.2 Ecast hereby grants to TouchTunes a non-exclusive, non-transferable license to use, make, have made, sell, offer to sell, import and distribute digital jukebox systems covered by the '350 patent, including any continuation, continuation-in-part or divisional application based upon the '350 patent, and any reissued or reexamined patent based upon the `350 patent.

                                    PART III
                          MUTUAL COVENANT NOT TO ASSERT

         4.1 The parties agree that, as of the date of this Agreement, neither party is in violation of any of the other party's United States patents or any United States patents under which either of the parties has rights. Each party hereby agrees that it will not assert any existing patent against any current product of the other party. Each party also hereby agrees that it will not assert any existing patent against any manufacturer, distributor, operator or end user of any current product of the other party.

                                     PART IV
                            MISCELLANEOUS PROVISIONS

         5.1 Within five (5) business days following execution of this Agreement, the parties will prepare and issue the joint press release attached as Exhibit B. Neither party will issue any further press release relating to civil action Nos. C01-4298 PJH and C03-5416 PJH, without prior written consent of the other party.

         5.2 The parties agree that they will not make disparaging statements about the other party to the press, to potential customers, investors or any other third party regarding any patents owned or licensed by either party as of the date of this Agreement or the digital jukebox systems manufactured and sold by either party and accused of infringement as of the date of this Agreement. Each party may engage in normal marketing and sales activities.

         5.3 The parties agree that within five (5) business days following execution of this Agreement, they will prepare and file a joint motion with the Court requesting that the Court vacate its Claim Construction Order dated December 20, 2002. Each party agrees that it will not seek to enforce against the other party Paragraph 19 of the Stipulated Protective Order Regarding Confidential Information (entered May 3, 2002). The parties will also file a joint request to have the Court strike Paragraph 19 of the Stipulated Protective Order Regarding Confidential Information entered on May 3, 2002.

         5.4 If either party defaults in any material way in its performance of any of the terms of this Agreement, and such default is not cured within thirty
(30) days after written notice of such default by the other party, then the other party may terminate the Agreement upon written notice. Such right of termination shall not limit any other legal or equitable remedies or means of redress to which the other party may be lawfully entitled.

         5.5 The parties may disclose the existence of this Agreement. However, the specific terms of this Agreement shall be considered confidential by the parties and shall not be disclosed to any third party without obtaining the prior written consent of the other party. The parties may disclose, without prior written consent, this Agreement and the specific terms hereof as is required by applicable law, rule, or regulation, or as is compelled by a court or governmental agency, authority, or body.

         5.6 If disclosure of this Agreement to a third party, in whole or in part, becomes reasonably necessary to further the legitimate business interests of Ecast or TouchTunes (e.g., to financial consultants, financiers, lenders, auditors, business consultants, legal consultants, those performing due diligence business evaluations and the like having a need to know such information for the benefit of a party to this Agreement), then such disclosure can be made without the advance approval of the other party.

         5.7 This Agreement and the rights of Ecast and of TouchTunes shall be interpreted, governed, construed, applied and enforced in accordance with the laws of the State of California or the United States of America, as applicable. Any dispute arising under this Agreement shall be resolved in a court of appropriate jurisdiction in San Francisco, California. Both parties consent to the jurisdiction and venue of such court. Should suit be commenced concerning any provision of this Agreement or any party's performance hereunder, the prevailing party in such litigation shall be entitled to receive, in addition to any other sums, its costs and actual attorneys' fees.

         5.8 The undersigned represent that they have full corporate power and authority to execute and deliver this Agreement on behalf of the respective parties.

         5.9 Any notice or request required or permitted to be given under or in connection with this Agreement or the subject matter hereof shall be in writing and shall be deemed to have been sufficiently given when sent by registered air mail or overnight courier, postage or charges prepaid and addressed as follows:

---------------------------------------------------------------------------------------------------------
IF TO        President                                IF TO              President
ECAST:       Ecast, Inc.                              TOUCHTUNES:        TouchTunes Music Corporation
             500 3rd Street                                              3 Commerce Place
             Suite 510                                                   4th Floor
             San Francisco, California 94107                             Nun's Island (Montreal)
             U.S.A.                                                      Quebec H3E 1H7
                                                                         Canada
---------------------------------------------------------------------------------------------------------

The date of receipt of any notice shall be deemed to be the date of postmark or when received by certified mail.

         5.10 Should any provision or part of this Agreement be found to be invalid or unenforceable, only that particular provision or part shall be inoperative, and all provisions and parts of this Agreement shall continue in full force and effect and remain binding on all the parties.

         5.11 This agreement shall be binding upon and inure to the benefit of the respective parties, their respective legal successors, heirs, administrators, assigns and each of them.

         5.12 Neither party may assign this Agreement (or any aspect or portion of this Agreement) without the express advance written consent of the other party.

         5.13 If any ambiguity or question of intent arises with respect to any provision of this Agreement, the Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring either party by virtue of authorship of any of the provisions of this Agreement.

         5.14 This instrument contains the entire understanding and the entire and only agreement between the parties and supersedes all pre-existing agreements between them respecting its subject matter. Any representation, promise, or condition in connection with such subject matter which is not expressly incorporated in this Agreement shall not be binding upon either party. No modification, renewal, extension, waiver, or termination of this Agreement or any of its provisions shall be binding upon the party against whom enforcement of such modification, renewal, extension, waiver or termination is sought, unless made in writing and signed on behalf of such party by one of its executive officers.

         5.15 This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

         5.16 Each party hereby releases the other party from any and all claims, damages, liabilities, actions, and causes of action, of every kind and nature whatsoever, whether now known or unknown, which the parties ever had, now has or may have against each other, arising or occurring prior to the date of this Agreement, including but not limited to those which have been or could have been asserted in civil action Nos. C01-4298 PJH and/or C03-5416 PJH. Each party to this Agreement acknowledges that it is familiar with the provisions of California Civil Code Section 1542, which provides as follows:

         A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

Each party to this Agreement, being aware of such code section, agrees to waive any rights it may have thereunder, as well as under any other statute or common law principles of similar effect.

         5.17 The parties acknowledge and agree that Paragraphs 3.1 and 3.2 of
Part II of this Agreement constitute a contract under which both parties are licensors of intellectual property as provided in Section 365(n) of Title 11, United States Code (the "Bankruptcy Code"). Both parties acknowledge that if the other party, as a debtor-in-possession, or any trustee of any bankruptcy estate of either party in any bankruptcy case under the Bankruptcy Code (the "Bankruptcy Trustee"), rejects this Agreement, the other party may elect to retain its rights under this Agreement as provided in Section 365(n) of the Bankruptcy Code. Upon written request of the rejected party to the rejecting party, or the Bankruptcy Trustee, the rejecting party or such Bankruptcy Trustee will not interfere with the rights of the rejected party as provided in this Agreement or the Bankruptcy Code.

                                   DISCLAIMERS

         6.1 Neither party makes an express or implied warranty or representation as to the scope or validity of their respective licensed patents.

         6.2 Each party represents and warrants: (a) that it has the full power to enter into this Agreement; (b) that it has not entered into and shall not enter into any agreement with another party which is inconsistent or in conflict with this Agreement in any respect; and (c) that it owns the rights to the licensed patents as described herein. In addition, Ecast specifically represents and warrants that it has the right to sublicense the `350 patent.

         6.3 Each party further represents and warrants that in executing this Agreement, it does not rely upon any promises, inducements, or representations made by any party or third party with respect to this Agreement or any other business dealings with any party or third party, now or in the future.

         6.4 Each party also represents and warrants that it is not presently the subject of a voluntary or involuntary petition in bankruptcy or the equivalent thereof, does not presently contemplate filing any such voluntary petition, and does not presently have reason to believe that such an involuntary petition will be filed against it.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by their respective duly authorized officers or representatives.

ECAST, INC.                                                  TOUCHTUNES MUSIC CORPORATION

By: /s/ Robbie Vann-Adibe                                    By: /s/ John B. Perrachon
    ---------------------------                                  ----------------------------
Printed Name: Robbie Vann-Adibe                              Printed Name:  John B. Perrachon
Title:  President and CEO                                    Title:  President and CEO
Date: April 23, 2004                                         Date: April 23, 2004
      -------------------------                                    --------------------------


Morrison & Foerster LLP                                      Nixon & Vanderhye, P.C.
(Attorneys for Ecast, Inc.)                                  (Attorneys for TouchTunes Music
                                                             Corporation)

By: /s/ Gerald P. Dodson                                     By: /s/ Joseph Presta
    ---------------------------                                  ----------------------------
Printed Name: Gerald P. Dodson                               Printed Name: Joseph Presta
Date: April 23, 2004                                         Date: April 23, 2004

                                    EXHIBIT A

                               SECURITY AGREEMENT

         This SECURITY AGREEMENT ("SECURITY AGREEMENT") is effective as of the date executed below by and between Ecast, Inc., a California corporation, having a principal place of business located at 500 3rd Street, Suite 510, San Francisco, California ("Debtor"), in favor of TouchTunes Music Corporation, a Nevada corporation, having its principal place of business at 3 Commerce Place, 4th Floor, Nun's Island (Montreal), Quebec H3E 1H7, Canada (the "SECURED PARTY").

                                     RECITAL

         In order to induce the Secured Party to enter into that certain Settlement Agreement and Cross License by and between Debtor and the Secured Party of even date herewith (the "SETTLEMENT AGREEMENT"), Debtor has agreed to enter into this Security Agreement and to grant the Secured Party the security interest in the Collateral described below.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recital and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor hereby agrees with the Secured Party as follows:

         1. DEFINITIONS AND INTERPRETATION. When used in this Security Agreement, the following terms shall have the following respective meanings:

         "COLLATERAL" shall have the meaning given to that term in Section 2 hereof.

         "LIEN" shall mean any security interest, mortgage, pledge, lien or other encumbrance.

         "OBLIGATIONS" shall mean all monetary obligations, including interest, owed by Debtor to the Secured Party pursuant to Article 2 of the Settlement Agreement.

         "PERMITTED LIENS" shall mean (i) Liens imposed by any governmental authority for taxes, assessments or charges not yet due or which are being contested in good faith, (ii) bankers Liens and similar Liens (including rights of set-off) in respect of bank deposits, (iii) purchase money Liens on equipment acquired or held by Debtor incurred for financing the acquisition of the equipment, or existing on equipment when acquired, if the Lien is confined to the property and improvements and the proceeds of the equipment, and (iv) other Liens agreed to in writing by the Secured Party.

         "UCC" shall mean the Uniform Commercial Code as in effect in the State of California from time to time.

         All capitalized terms not otherwise defined herein shall have the respective meanings given in the Security Agreement. Unless otherwise defined herein, all terms defined in the UCC shall have the respective meanings given to those terms in the UCC.

         2. GRANT OF SECURITY INTEREST. As security for the Obligations, Debtor hereby pledges and assigns to the Secured Party and grants to the Secured Party a first priority security interest in all existing and future right, title and interests of Debtor in and to the property described in Attachment

1 hereto (collectively and severally, the "COLLATERAL"), which Attachment 1 is incorporated herein by this reference.

         3. REPRESENTATIONS AND WARRANTIES. Subject to the right to grant permitted liens, Debtor represents, warrants and covenants to the Secured Party that as of the date hereof and at all times during which any Obligations are outstanding (i) the Secured Party has a first priority perfected security interest in the Collateral, except for Permitted Liens, (ii) Debtor is not subject to any bankruptcy case or insolvency proceedings before any court in any jurisdiction, (iii) in the ninety (90) calendar days preceding the effective date hereof, Debtor has not received any credible threat from any third party to subject the Debtor to any involuntary bankruptcy or insolvency proceeding, (iv) the state of incorporation of Debtor is the State of California, (v) neither the execution and delivery of this Security Agreement, nor the consummation of any transaction contemplated hereby, nor the performance of this Security Agreement conflicts with or results in a breach of any material agreement to which Debtor is party or by which Debtor is bound, (vi) neither the execution and delivery of this Security Agreement nor the consummation of any transaction contemplated hereby, nor the fulfillment of the terms of this Security Agreement has constituted or resulted in, or will constitute or result in, the violation of any law, judgment, decree or governmental or administrative order, rule or regulation applicable to Debtor, (vii) no consent of any other person (including without limitation any shareholder, officer, director, or creditor of Debtor) is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement and (viii) Debtor shall not enter into any agreement that would conflict with Debtor's obligations hereunder.

         4. COVENANTS RELATING TO COLLATERAL. Debtor hereby agrees until such time as the Obligations are paid in full at Debtor's sole cost and expense (a) to perform all acts that may be necessary to maintain, preserve, protect and perfect the Collateral, the Lien granted to the Secured Party in the Collateral in the state of incorporation of Debtor and the priority of such Lien, except for Permitted Liens; (b) to pay promptly when due all taxes and other governmental charges (including patent fees), all Liens, and all other charges now or hereafter imposed upon or affecting any Collateral; (c) without at least thirty (30) calendar days prior written notice to the Secured Party, not to change Debtor's name or principal place of business or the location of its assets, except in the ordinary course of business; (d) to procure, execute and deliver from time to time any financing statements in Debtor's state of incorporation, notices of lien on deposit accounts, and other writings reasonably deemed necessary or appropriate by the Secured Party to perfect, maintain and protect its Lien hereunder in Debtor's state of incorporation and the priority thereof; (e) to provide assistance to the Secured Party in perfecting, maintaining and enforcing the Lien in Debtor's state of incorporation; and (f) not to sell, transfer or otherwise dispose of or transfer any Collateral, provided, that licensing of the Collateral shall be acceptable, and to keep the Collateral free of all Liens except Permitted Liens. If Debtor fails to comply with the above covenants, Secured Party may seek specific performance of the covenants and the prevailing party shall be entitled to reasonable attorneys' fees.

         5. FURTHER ASSURANCES. On a continuing basis, and at Debtor's sole cost and expense, Debtor will cooperate with the Secured Party to maintain a UCC-1 financing statement filing in the Debtor's state of incorporation, as well as notice filings with the United States Patent and Trademark Office, in order to perfect, maintain and enforce the Secured Party's security interest in the Collateral. If the law applicable to perfecting the Secured Party's security interest shall change after the date hereof to require additional filings not covered by this Section 5, then Debtor will cooperate with the Secured Party to maintain such filings as are required by the changed law.

         6. DEFAULT AND REMEDIES. Debtor shall be deemed in default under this Security Agreement upon the occurrence and during the continuance of any breach of this Security Agreement or the payment terms of Settlement Agreement (an "EVENT OF Default"). Upon the occurrence and during the continuance of any such Event of Default, the Secured Party shall have the rights of a secured creditor under the UCC and all rights granted by this Security Agreement and by law.

         7. MISCELLANEOUS.

         (a) NOTICES. All notices, demands or communication under this Agreement must be in writing, and shall be deemed to have been effectively given when: (i) personally delivered; (ii) two (2) business days after posting in the United States mails via prepaid, certified mail, return receipt requested; (iii) delivered via email to the email address most recently provided to Debtor; or,
(iv) one (1) business day after dispatch via overnight or international courier service, as the case may be, addressed as follows:

         If to Debtor:                       Ecast, Inc.
                                             Attention:  _________________
                                             500 3rd Street, Suite 510
                                             San Francisco, CA 94107

         If to the Secured Party:            TouchTunes Music Corporation
                                             Attention:  _________________
                                             3 Commerce Place, 4th Floor
                                             Nun's Island (Montreal)
                                             Quebec H3E 1H7, Canada

         With a courtesy copy to:            Coblentz, Patch, Duffy & Bass, LLP
                                             One Ferry Building, Suite 200
                                             San Francisco, California  94111
                                             Attn:  Paul J. Tauber

         (b) NONWAIVER. No failure or delay on the Secured Party's part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

         (c) AMENDMENTS AND WAIVERS. This Security Agreement may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Debtor and the Secured Party. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.

         (d) ASSIGNMENTS. This Security Agreement shall be binding upon and inure to the benefit of the Secured Party and Debtor and their respective successors and assigns; PROVIDED, HOWEVER, that Debtor may not sell, assign or delegate rights and obligations hereunder without the prior written consent of the Secured Party.

         (e) TERMINATION OF SECURITY INTEREST. Upon the indefeasible cash payment in full of all Obligations, Debtor may terminate this Security Agreement at any time and the security interest granted herein shall terminate and all rights to the Collateral shall revert to Debtor. Upon termination of this Security Agreement the Secured Party hereby authorizes Debtor to file any UCC termination statements necessary to effect such termination and the Secured Party will execute and deliver to Debtor any additional documents or instruments as Debtor shall reasonably request to evidence such termination.

         (f) CUMULATIVE RIGHTS, ETC. The rights, powers and remedies of the Secured Party under this Security Agreement shall be in addition to all rights, powers and remedies given to the Secured Party by virtue of any applicable law, rule or regulation of any governmental authority or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing the Secured Party's rights hereunder. Debtor waives any right to require the Secured Party to proceed against any Person or to exhaust any Collateral or to pursue any remedy in the Secured Party's power.

         (g) PARTIAL INVALIDITY. If at any time any provision of this Security Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Security Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

         (h) EXPENSES. Debtor shall pay on demand all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by the Secured Party in connection with custody, preservation or sale of, or other realization on, any of the Collateral or the enforcement or attempt to enforce any of the Obligations which is not performed as and when required by this Security Agreement.

         (i) GOVERNING LAW. This Security Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules (except to the extent governed by the UCC).

         (j) COUNTERPARTS. This Security Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Security Agreement by signing any such counterpart.

         IN WITNESS WHEREOF, Debtor has caused this Security Agreement to be executed and delivered as of the day and year first above written.

                                   ECAST, INC.

                                   By: /s/ Robbie Vann-Adibe
                                       ------------------------------

                                   Name: Robbie Vann-Adibe
                                         ----------------------------

                                   Title: President and CEO
                                          ---------------------------

AGREED:

TOUCHTUNES MUSIC CORPORATION
as the Secured Party

By: /s/ John B. Perrachon
    ---------------------------

Name: John B. Perrachon
      -------------------------

Title: President and CEO
       ------------------------

                                  ATTACHMENT 1

                              TO SECURITY AGREEMENT

         All right, title and interest of Debtor now owned or hereafter acquired in or to any and all assets, which shall be considered the Collateral, including, but not limited to:

         (a) All goods, tangible property, whether real or personal, and general intangibles, excluding, however, non-jukebox-related devices;

         (b) All intellectual property including patents and patent applications and the inventions reflected therein;

         (c) All trademarks, trade names and service marks and any registrations thereof, as well as the goodwill created thereby;

         (d) All copyrights;

         (e) Any and all trade secrets, moral rights and other intangible property;

         (f) All industrial property rights relating to the intellectual property listed in (b) through (e);

         (g) Any and all claims and actions for damages by way of past, present and future use or infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

         (h) All licenses or other rights to use any of the foregoing and all license fees and royalties arising from such use, all to the extent permitted by such licenses or rights;

         (i) All amendments, renewals, extensions, continuations or divisions of any of the foregoing;

         (j) All cash, money, accounts, accounts receivable, contracts, chattel paper, payment intangibles, securities (including shares or any equity interest in any subsidiaries of Debtor), promissory notes, mortgages, documents, instruments, investment property, letter-of-credit rights, and letters of credit; and

         (k) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

         The foregoing notwithstanding, the term "Collateral" shall not include any property, rights or licenses to the extent the granting of a security interest therein would be contrary to applicable law.

                                    EXHIBIT B

                              FOR IMMEDIATE RELEASE

LAS VEGAS, NEVADA, APRIL ____, 2004 - TOUCHTUNES(R) MUSIC CORPORATION ("TOUCHTUNES") (NASDAQ OTC BB: TTMC), and ECAST, INC. ("ECAST") are happy to announce that they have settled their differences and reached an agreement, under which they have cross-licensed TouchTunes' U.S. Patent No. 6,308,204 and U.S. Patent No. 5,341,350 (which Ecast licenses from NSM Music Group Limited). Also under the agreement, TouchTunes and Ecast will dismiss their respective patent infringement lawsuits.

ABOUT TOUCHTUNES

TouchTunes is involved in the digital distribution of music content to interactive, music-on-demand applications. The first such interactive, music-on-demand application is its digital jukebox. TouchTunes is currently the leading provider of interactive, music-on-demand, digital-downloading jukeboxes to the coin-operated machine industry across the United States. TouchTunes has signed agreements with Sony, EMI, BMG, Universal, Warner and their music subsidiaries, which permit the secure transmission, storing and playing of digitized copies of music masters on TouchTunes' central database and throughout its network of digital jukeboxes. TouchTunes also has signed agreements with various independent labels such as: Jive, Beggars Banquet and Epitaph Records. TouchTunes is traded on the NASDAQ OTC BULLETIN Board under the symbol TTMC.

Important Legal Information

Certain statements made herein that are not historical are forward-looking within the meaning of the federal securities laws. The work "expects" and similar expressions are intended to identify forward-looking statements, but their absence does not mean that the statement is not forward-looking. These forward-looking statements involve known and unknown risks and uncertainties. Many factors could cause the actual results, performance or achievements of TouchTunes to be materially different from any future results, performance or achievements that may be expressed or implied by such forward-looking statements, including, among others, the factors described in TouchTunes' filings with the Securities and Exchange Commission. TouchTunes undertakes no obligation to update publicly any forward-looking statement to reflect new information, events or circumstances after the date of this release or to reflect the occurrence of unanticipated events.

TouchTunes:

John Perrachon
Tel.: (514) 765-8228
www.touchtunes.com
------------------

ABOUT ECAST

Founded in 1999, Ecast Inc. is privately owned with offices in San Francisco. Ecast owns and operates a Location-Based Broadband Network that combines a digital media proprietary software platform, a US-wide broadband network and pay-per-use devices such as digital jukeboxes and games consoles. The platform enables the secure delivery, management and accurate administration of rights usage.

Ecast:
Robbie Vann-Adibe
Tel.: (415) 277-3500
www.ecastinc.com
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